                                                                   Exhibit 99(m)

                               MUNDER FUNDS, INC.
                               MUNDER FUNDS TRUST
                         MUNDER FRAMLINGTON FUNDS TRUST
                              ST. CLAIR FUNDS, INC.

                              Amended And Restated
                     Combined Distribution And Service Plan

                                 August 13, 2002

     WHEREAS, each of The Munder Funds, Inc. ("Company"), The Munder Funds Trust ("Trust"), The Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair") (collectively, "Fund Groups") engages in business as an open-end investment company and is registered with the Securities and Exchange Commission ("SEC") as such under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, shares of common stock or shares of beneficial interest of the Fund Groups are currently divided into separate investment portfolios ("Funds");

     WHEREAS, shares of common stock or beneficial interest of the Funds are currently divided into one or more of the following classes of shares: Class A, Class B, Class C, Class II, and Class L, which may charge 12b-1 fees and Class K, which may charge shareholder servicing fees;

     WHEREAS, on May 15, 2001, the Board of St. Clair approved the addition of a new Fund, the Institutional Government Money Market Fund, and the addition of Class Y-2 Shares and Class Y-3 Shares as two new classes of shares for that new Fund and for the Institutional Money Market Fund;

     WHEREAS, on November 13, 2001, the Board of the Company approved the addition of Class K Shares as a new class of shares for the NetNet Fund;

     WHEREAS, on August 13, 2002, the Board of the Trust approved the addition of Class B Shares and Class C Shares as new classes of shares for the Cash Investment Fund;

     WHEREAS, each of the Fund Groups employs Funds Distributor, Inc. ("Distributor") as distributor of the securities of which it is the issuer;

     WHEREAS, each of the Fund Groups and the Distributor have entered into an amended and restated combined Distribution Agreement on May 15, 2001 pursuant to which the Distributor is employed in such capacity during the continuous offering of each Fund's shares;

     WHEREAS, each of the Fund Groups, on behalf of the Funds, either directly or through the Distributor, intends to enter into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations ("Service Organizations") pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;

     WHEREAS, the Company has previously adopted a separate Service Plan or Distribution and Service Plan for each class of shares of each of the Funds, the Trust has previously adopted a separate Service Plan or Distribution and Service Plan for each of its classes of shares, Framlington has previously adopted two separate Service Plans or Distribution and Service Plans for each of its classes of shares, and St. Clair has previously adopted a Service Plan for its Class K Shares and a Distribution and Service Plan for its Class L Shares;

     WHEREAS, each of the Fund Groups, on behalf of the Funds, combined and restated all of the foregoing plans for each of the Funds existing as of on February 25, 2001 into one Combined Distribution and Service Plan ("Combined Plan");

     NOW, THEREFORE, the Combined Plan as amended and restated on May 21, 2002 is hereby further amended and restated, in accordance with Rule 12b-1 under the 1940 Act to update the list of covered Funds and add Class B Shares and Class C Shares as new classes of shares for the Cash Investment Fund on the following terms and conditions:

     1.1 Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), as amended from time to time, each Fund shall pay to the Distributor, or pay directly to a Service Organization, an aggregate fee for distribution-related activities ("Distribution Fee") at the annualized rate specified in the table below provided that:

     (a) Up to 0.25% of the average daily net asset value of such class of shares of each Fund ("25 basis points") shall be used as a service fee ("Service Fee") as defined by Section 2830 of the Conduct Rules, and

     (b) Not more than the amount in excess of the 25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).

                                                       Distribution Fee Annual Rate
                                                       (based on the average daily net asset value of the
     Fund Shares                                       specified class of shares of each Fund)
     -----------------------------------------------------------------------------------------------------
     Class A of the Fund listed on Exhibit A                               0.30%

     -----------------------------------------------------------------------------------------------------
     Class A of the Funds listed on Exhibit A1                             0.25%

     -----------------------------------------------------------------------------------------------------
     Class B of the Funds listed on Exhibit B                              1.00%

     -----------------------------------------------------------------------------------------------------
     Class C of the Funds listed on Exhibit C                              1.00%

     -----------------------------------------------------------------------------------------------------
     The Fund listed on Exhibit L                                          0.35%

     -----------------------------------------------------------------------------------------------------
     Class II of the Funds listed on Exhibit II                            1.00%

     -----------------------------------------------------------------------------------------------------
     Class Y-2 of the Funds listed on Exhibit Y2                           1.00%
     -----------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Class Y-3 of the Funds listed on Exhibit Y3                           1.00%
     ---------------------------------------------------------------------------

     1.2 Each Fund shall pay directly to a Service Organization, an aggregate fee for shareholder services ("Shareholder Servicing Fee") at the annualized rate specified in the table below provided that:

                                                    Shareholder Servicing Annual
                                                    Fee Rate (based on the
                                                    average daily net asset
                                                    value of the specified class
     Fund Shares                                    of shares of each Fund)
     ---------------------------------------------------------------------------
     Class K of the Funds listed on Exhibit K               0.25%

     ---------------------------------------------------------------------------
     Class K of the Funds listed on Exhibit K1              0.15%

     2. The Distribution Fee, Service Fee and Shareholder Servicing Fee each shall be calculated and accrued daily and paid at such intervals as the Board of Directors/Trustees of each Fund Group shall determine, subject to applicable Conduct Rules of the NASD and any applicable rules or regulations of the SEC.

     3. Payments under this Combined Plan for each Fund and its classes of shares are not tied exclusively to actual distribution and/or service fees and expenses, and the payments under this Combined Plan may exceed distribution and service expenses actually incurred.

     4. The Combined Plan shall not take effect with respect to any Fund Group, Fund or class of shares thereof until it, with any related agreements, has been approved by votes of a majority of both (a) the Trustees or Directors of the applicable Fund Group and (b) those Trustees or Directors of the applicable Fund Group who are not "interested persons" of such Fund Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Combined Plan and such related agreements.

     5. The Combined Plan shall continue in full force and effect as to each Fund and any classes of shares of each of the Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, for so long as such continuance is specifically approved at least annually in the manner provided in paragraph 4 hereof for initial approval of this Combined Plan.

     6. The Distributor shall provide to the Trustees and Directors of the Fund Groups, and the Trustees and Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     7. The Combined Plan may be terminated as to any Fund or any class thereof at any time, without payment of any penalty, by the vote of the Trustees or Directors of the applicable

Fund Group, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund or the applicable class thereof.

     8. The Combined Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by the shareholders of the relevant Fund or Funds or the applicable class or classes thereof in the manner provided in the 1940 Act, and no material amendment to this Combined Plan shall be made unless approved in the manner provided in paragraph 4 hereof for initial approval and annual renewal of this Combined Plan.

     9. While this Combined Plan is in effect, the selection and nomination of Trustees and Directors who are not interested persons (as defined in the 1940
Act) of the Fund Groups shall be committed to the discretion of the Trustees or Directors who are not such interested persons.

     10. The Fund Groups shall preserve copies of this Combined Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

                                                               February 25, 2001

                                    Exhibit A
                                 CLASS A SHARES

--------------------------------------------------------------------------------
Munder Funds, Inc.                      Date of Board              Date of
Fund                                       Approval               Amendments
----                                       --------               ----------
--------------------------------------------------------------------------------
Fund of Funds                               2/4/97             8/3/99, 2/25/01
--------------------------------------------------------------------------------

                                                                    May 21, 2002

                                   Exhibit A1
                                 CLASS A SHARES

----------------------------------------------------------------------------------------------------------------
 Munder Funds, Inc.                                    Date of Board                  Date of
 Fund                                                     Approval                   Amendments
 ----                                                     --------                   -----------
----------------------------------------------------------------------------------------------------------------
 Bio(Tech)/2/ Fund                                         8/8/00                 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Future Technology Fund                                    5/4/99             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 International Bond Fund                                   5/6/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Large-Cap Growth Fund (formerly Focus Growth Fund)        8/6/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Micro-Cap Equity Fund                                     8/6/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 MidCap Select Fund (formerly Growth Opportunities        2/24/98             8/3/99, 2/25/01, 5/21/02
 Fund)
----------------------------------------------------------------------------------------------------------------
 Money Market Fund                                        7/20/93         1/13/95, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Multi-Season Growth Fund                                 4/23/93         1/13/95, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 NetNet Fund                                               8/6/96          5/5/98, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Power Plus Fund                                          2/25/01                     5/21/02
----------------------------------------------------------------------------------------------------------------
 Real Estate Equity Investment Fund                       8/30/94         1/13/95, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund                                      8/6/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Munder Funds Trust                                     Date of Board                  Date of
 Fund                                                      Approval                   Amendments
 ----                                                      --------                   ----------
----------------------------------------------------------------------------------------------------------------
 Balanced Fund                                             1/22/93        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Bond Fund                                                 7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Cash Investment Fund                                      7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Index 500 Fund                                            7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Intermediate Bond Fund                                    7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 International Equity Fund                                 7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Large-Cap Value Fund (formerly Equity Income Fund)        7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Small Company Growth Fund                                 7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Tax-Free Bond Fund                                        4/15/93        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Tax-Free Short-Intermediate Bond Fund                     7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 U.S. Government Income Fund                               7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 U.S. Treasury Money Market Fund                           7/28/92        1/21/94, 8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Munder Framlington Funds Trust                         Date of Board                  Date of
 Fund                                                      Approval                   Amendments
 ----                                                      --------                   ----------
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                                     11/7/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 Healthcare Fund                                           11/7/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------
 International Growth Fund                                 11/7/96             8/3/99, 2/25/01, 5/21/02
----------------------------------------------------------------------------------------------------------------

                                      A1-1

                                                                 August 13, 2002

                                    Exhibit B
                                 CLASS B SHARES

------------------------------------------------------------------------------------------------------------------
 Munder Funds, Inc.                                      Date of Board                    Date of
 Fund                                                      Approval                     Amendments
 ----                                                      --------                     ----------
------------------------------------------------------------------------------------------------------------------
 Bio(Tech)/2/ Fund                                          8/8/00               2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Fund of Funds                                              2/4/97           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Future Technology Fund                                     5/4/99           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 International Bond Fund                                    5/6/96           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Large-Cap Growth Fund                                      8/6/96           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Micro-Cap Equity Fund                                      8/6/96           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 MidCap Select Fund                                         2/24/98          8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Money Market Fund                                          7/20/93     1/13/95, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Multi-Season Growth Fund                                   4/23/93     1/13/95, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 NetNet Fund                                                5/5/98           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Power Plus Fund                                            2/25/01                 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Real Estate Equity Investment Fund                         8/30/94     1/13/95, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund                                       8/6/96           8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
 Munder Funds Trust                                     Date of Board                    Date of
 Fund                                                      Approval                     Amendments
 ----                                                      --------                     ----------
------------------------------------------------------------------------------------------------------------------
 Balanced Fund                                              12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Bond Fund                                                  12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Cash Investment Fund                                     8/13/02                        8/13/02
------------------------------------------------------------------------------------------------------------------
 Index 500 Fund                                             12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Intermediate Bond Fund                                     12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 International Equity Fund                                  12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Large-Cap Value Fund                                       12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Michigan Tax-Free Bond Fund                                12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Small Company Growth Fund                                  12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Tax-Free Bond Fund                                         12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------


                                      B-1









 Tax-Free Short-Intermediate Bond Fund                      12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 U.S. Government Income Fund                                12/93       1/21/94, 8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
 Munder Framlington Funds Trust                          Date of Board                    Date of
 Fund                                                      Approval                     Amendments
 ----                                                      --------                     ----------
------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                                      11/7/96              8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 Healthcare Fund                                            11/7/96              8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------
 International Growth Fund                                  11/7/96              8/3/99, 2/25/01, 5/21/02, 8/13/02
------------------------------------------------------------------------------------------------------------------

                                                                 August 13, 2002

                                    Exhibit C
                                 CLASS C SHARES

--------------------------------------------------------------------------------------------------------------------------
Munder Funds, Inc.                                   Date of Board                               Date of
Fund                                                   Approval                                Amendments
----                                                   --------                                ----------
--------------------------------------------------------------------------------------------------------------------------
International Bond Fund                                 5/6/96                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund*                                  8/6/96                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                                   8/6/96                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund*                                     2/24/98                  8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                       7/20/93         1/13/95, 5/6/97, 8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                                7/20/93         1/13/95, 5/6/97, 8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
NetNet Fund                                             8/4/98                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                      8/30/94         1/13/95, 5/6/97, 8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                    8/6/96                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------

*Not currently being offered to the public.

--------------------------------------------------------------------------------------------------------------------------
Munder Funds Trust                                  Date of Board                               Date of
Fund                                                   Approval                                Amendments
----                                                   --------                                ----------
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                          4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Bond Fund                                              4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund                                   8/13/02                                   8/13/02
--------------------------------------------------------------------------------------------------------------------------
Index 500 Fund*                                        4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                 4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund                              4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                   4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                            4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                              4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                     4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund                  4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                            4/26/95                   8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------

*Not currently being offered to the public.

--------------------------------------------------------------------------------------------------------------------------
Munder Framlington Funds Trust                     Date of Board                                Date of
Fund                                                 Approval                                 Amendments
----                                                 --------                                 ----------
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                 11/7/96                    8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                                       11/7/96                    8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------
International Growth Fund                             11/7/96                    8/3/99, 2/25/01, 5/21/02, 8/13/02
--------------------------------------------------------------------------------------------------------------------------

                                                                    May 21, 2002

                                    Exhibit K
                                 CLASS K SHARES

-------------------------------------------------------------------------------------------------------------------
Munder Funds, Inc.                                        Date of Board                        Date of
Fund                                                        Approval                          Amendments
----                                                        --------                          ----------
-------------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                                            8/8/00                        2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Future Technology Fund                                       5/15/00                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
International Bond Fund                                      5/6/96                        2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund (formerly Focus Growth Fund)           8/6/96                        2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                                        8/6/96                        2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
MidCap Select Fund (formerly Growth Opportunities            2/24/98                       2/25/01, 5/21/02
Fund)
-------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                                     4/23/93                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
NetNet Fund                                                 11/13/01                      11/13/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Power Plus Fund                                              2/25/01                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                           4/26/95                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                         8/6/96                        2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Munder Funds Trust                                        Date of Board                        Date of
Fund                                                        Approval                          Amendments
----                                                        --------                          ----------
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                1/22/93                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Bond Fund                                                    7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Index 500 Fund                                               7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                       7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
International Equity Fund                                    7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund (formerly Equity Income Fund)           7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                                 10/29/93                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                                    7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                           4/15/93                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund                        7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                                  7/28/92                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Munder Framlington Funds Trust                            Date of Board                         Date of
Fund                                                        Approval                          Amendments
----                                                        --------                          ----------
-------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                        11/7/96                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
Healthcare Fund                                              11/7/96                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------
International Growth Fund                                    11/7/96                       2/25/01, 5/21/02
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
St. Clair Funds, Inc.                               Date of Board                 Date of
Fund                                                  Approval                   Amendments
----                                                  --------                   ----------
--------------------------------------------------------------------------------------------------
Institutional S&P 500 Index Equity Fund                8/3/99                 2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------
Institutional S&P MidCap Index Equity Fund             8/3/99                 2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------
Institutional S&P SmallCap Index Equity Fund           8/3/99                 2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------
Institutional Short Term Treasury Fund                 8/3/99                 2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------
Institutional Money Market Fund                        8/3/99            2/25/01, 5/15/01, 5/21/02
--------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund             5/15/01                5/15/01, 5/21/02
--------------------------------------------------------------------------------------------------

                                                               February 25, 2001

                                   Exhibit K1
                                 CLASS K SHARES

--------------------------------------------------------------------------------
Munder Funds Trust                    Date of Board             Date of
Fund                                     Approval             Amendments
----                                     --------             ----------
--------------------------------------------------------------------------------
Cash Investment Fund                     7/28/92                2/25/01
--------------------------------------------------------------------------------
Tax-Free Money Market Fund               7/28/92                2/25/01
--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund          7/28/92                2/25/01
--------------------------------------------------------------------------------

                                      K1-1

                                                               February 25, 2001

                                    Exhibit L
                                 CLASS L SHARES

--------------------------------------------------------------------------------
St. Clair Funds, Inc.                 Date of Board             Date of
Fund                                    Approval               Amendments
----                                    --------               ----------
--------------------------------------------------------------------------------
Liquidity Plus Money Market Fund         11/7/96                2/25/01
--------------------------------------------------------------------------------

                                                                    May 21, 2002

                                   Exhibit II
                                 CLASS II SHARES

--------------------------------------------------------------------------------------------------------------
Munder Funds, Inc.                                        Date of Board                  Date of
Fund                                                        Approval                   Amendments
----                                                        --------                   ----------
--------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                                            8/8/00                 2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------------------
Future Technology Fund                                      11/11/99                2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund (formerly Focus Growth Fund)           2/14/00                2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------------------
MidCap Select Fund (formerly Growth Opportunities            2/14/00                2/25/01, 5/21/02
Fund)
--------------------------------------------------------------------------------------------------------------
Power Plus Fund                                              2/25/01                2/25/01, 5/21/02
--------------------------------------------------------------------------------------------------------------

                                                                    May 15, 2001

                                   Exhibit Y2
                                CLASS Y-2 SHARES

----------------------------------------------------------------------------------------------------
St. Clair Funds, Inc.                                  Date of Board               Date of
Fund                                                      Approval                Amendments
----                                                      --------                ----------
----------------------------------------------------------------------------------------------------
Institutional Money Market Fund                           5/15/01                  5/15/01
----------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund                5/15/01                  5/15/01
----------------------------------------------------------------------------------------------------

                                      Y2-1

                                                                    May 15, 2001

                                   Exhibit Y3
                                CLASS Y-3 SHARES

---------------------------------------------------------------------------------------------------
St. Clair Funds, Inc.                                Date of Board                Date of
Fund                                                    Approval                Amendments
----                                                    --------                ----------
---------------------------------------------------------------------------------------------------
Institutional Money Market Fund                         5/15/01                   5/15/01
---------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund              5/15/01                   5/15/01
---------------------------------------------------------------------------------------------------

                                      Y3-1